UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2007

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Tegal Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	000-26824	68-0370244
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2201 South McDowell Boulevard Petaluma, California 94954 (Address of Principal Executive Offices)
(707) 763-5600 (Registrant’s telephone number, including area code)
______________________________________________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

    On November 6, 2007, Tegal Corporation (the “Company”) announced it's financial results for the quarter and six months ended September 30, 2007, a copy of which is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. On November 6, 2007 the Company held a conference call announcing its financial results for the quarter and six months ended September 30, 2007. The transcript of this conference call is furnished as Exhibit 99.2 to this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No. Description

99.1     Press Release dated November 6, 2007.

99.2     Transcript of Tegal Corporation’s earnings conference call held on November 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6,  2007 TEGAL CORPORATION

By: /s/ Christine T. Hergenrother

Name: Christine T. Hergenrother

Title: Chief Financial Officer

EXHIBIT INDEX

EXHIBIT INDEX

Exhibit No. Description

99.1     Press Release dated November 6, 2007.

99.2     Transcript of Tegal Corporation’s earnings conference call held on November 6, 2007.

Exhibit 99.1

Exhibit 99.2